TheStreet.com Reports Second-Quarter Financial Results

Expanding Network Drives 32% Year-Over-Year Revenue Growth

Reminder: Conference Call Today at 11:00 a.m. ET

NEW YORK, July 31, 2008 - TheStreet.com, Inc. (Nasdaq: TSCM), a leading financial media company, reported financial results for its quarter and half-year, ended June 30, 2008.

Second-Quarter and Year-to-Date 2008 Results

For the quarter ended June 30, 2008, TheStreet.com reported revenue of $19.7 million, an increase of 32% over revenue of $14.9 million for the second quarter of 2007.

TheStreet.com reported second-quarter net income of $2.3 million, or $0.07 per basic and diluted share, as compared to $3.6 million, or $0.12 per basic and diluted share, in the second quarter of 2007. Net income attributable to common stockholders for the second quarter of 2008, after deducting preferred stock dividends of $0.1 million, was $2.2 million, or $0.07 per fully diluted share.

Earnings before interest, taxes, depreciation and amortization, excluding stock compensation of $1.0 million (“Adjusted EBITDA”), was $4.6 million, an increase of 16% over Adjusted EBITDA of $3.9 million in the second quarter of 2007, exclusive of $0.5 million of stock compensation.

“Our second-quarter results confirm that our decision to position TheStreet.com network as the leading online destination for ‘all things money’ continues to resonate with the advertising community,” said Thomas J. Clarke, Jr., chairman and chief executive officer of TheStreet.com. “With a record number of unique visitors, the highest monetization rate in our history and our continued strength with non-financial advertisers, we are well positioned to take advantage of the opportunities before us.”

For the six months ended June 30, 2008, TheStreet.com reported revenue of $38.6 million, an increase of 31% over revenue of $29.4 million for the same period of 2007.

The Company reported net income of $4.7 million for the six months ended June 30, 2008, as compared to $6.6 million reported in the same period of 2007. Net income attributable to common stockholders for the first half of 2008, after deducting preferred stock dividends of $0.2 million, was $4.6 million, or $0.14 per fully diluted share.

Earnings before interest, taxes, depreciation and amortization, excluding stock compensation of $1.7 million (“Adjusted EBITDA”), was $8.4 million, an increase of 14% over Adjusted EBITDA of $7.4 million for the same period of 2007, exclusive of $1.1 million of stock compensation.

Second-Quarter Financial Highlights

•	Marketing services revenue totaled $9.4 million for the second quarter of 2008, an increase of 71% over revenue of $5.5 million for the second quarter of 2007.

o	Advertising revenue totaled $6.4 million for the current quarter, an increase of 16% over revenue of $5.5 million in the quarter one year ago.

o	Interactive marketing services revenue, derived from Promotions.com, which was acquired on August 2, 2007, totaled $3.0 million for the second quarter.

•	Paid services revenue totaled $10.3 million for the second quarter of 2008, an increase of 9% over revenue of $9.4 million for the second quarter of 2007.

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Subscription revenue, excluding the impact of subscription revenue from TheStreet.com Ratings Print Directory business, which was outsourced in the second quarter of 2007, was $7.6 million, a decrease of 5% from the $8.0 million in the prior year.

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Syndication, licensing and information services revenue totaled $2.7 million for the current quarter, an increase of 217% over revenue of $0.8 million in the quarter one year ago, primarily resulting from the acquisition of Bankers Financial Products Corp. in November 2007.

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Marketing services and paid services revenue in the second quarter of 2008 accounted for 48% and 52%, respectively, of total revenue. This compares to a revenue mix of 37% for marketing services and 63% for paid services in the second quarter of 2007.

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TheStreet.com reported a 34% year-over-year increase in non-financial advertising revenue in the quarter. Non-financial advertising revenue represents 45% of total advertising revenue in the quarter, up from 39% in the second quarter of 2007.

•	During the quarter, the Company generated cash flow from operations of $2.1 million, while free cash flow totaled $1.0 million.

•	As of June 30, 2008, cash, cash equivalents and restricted cash stood at $81.1 million. The Company has no bank debt.

•	Interest income in the second quarter decreased 34% year over year, as the effective yield on our cash balances declined to 1.92%, as compared to 5.23% in the prior year.

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The board of directors declared the Company's quarterly cash dividend, payable to all shareholders of record at the close of business on June 24, 2008. The cash dividend of $0.025 per share was paid on June 30, 2008.

Recent Company Highlights

•
TheStreet.com entered into a content distribution agreement with Internet Broadcasting Systems to provide articles and videos from its network of properties to the Web sites of local television stations included in the IBS Network. Content from TheStreet.com, Stockpickr.com and TheStreet.com TV join content from MainStreet.com, which was already a featured content provider to the Internet Broadcasting Local Network.

•	TheStreet.com continued to expand its relationship with Google’s YouTube:

o
TheStreet.com TV became a premium content partner with Google’s YouTube, entering into a content licensing agreement that will create an ad-supported TSC channel within YouTube. The ad-supported channel will feature greater TSC network branding, including links to www.mainstreet.com and an increase in video content delivered daily. The TSC channel on YouTube will be monetized through Google advertising programs and deliver to YouTube viewers an enhanced Street.com TV experience when visiting the channel.

o	Promotions.com formed a relationship with YouTube, where Promotions.com is one of only two approved vendors to provide administration and support for companies that run promotions on YouTube’s site.

•	TheStreet.com launched two new subscription newsletter products in the second quarter:

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“Nails on the Numbers” was launched in partnership with long-time and popular contributor Lenny “Nails” Dykstra. As the exclusive home of Dykstra’s “deep in the money calls,” the product’s trading strategy focuses on undervalued option prices for large, blue-chip companies.

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TheStreet.com “InsiderInsights” was also launched. Researched and written by Jonathan Moreland, who has been tracking insider activity for nearly 15 years, “InsiderInsights” focuses on bullish and bearish stock recommendations based on insider buying and selling.

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Promotions.com, along with its partner The Marketing Store, was awarded the Webby People’s Voice Award in the “Email Marketing” category for the McDonald’s Monopoly promotion, the largest online promotion in the world.

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TheStreet.com and Dividend.com, the number one source for dividend stock research, entered into a content sharing agreement that will feature Dividend.com content prominently on TheStreet.com network of sites. Dividend.com provides daily news updates and analysis on dividend stocks. Dividend.com will be powered by TheStreet.com, allowing the Company to sell advertising on its site.

•	TheStreet.com won two New York Press Club Awards. The Company captured honors in the Best Business and Best Political coverage in the Internet category.

TheStreet.com will conduct a conference call today July 31, 2008, at 11:00 a.m. EST to discuss these results. To participate in the call, dial 866.761.0749 (domestic) or 617.614.2707 (international). The passcode for the call is 30947627.

To access the Web cast of the call please visit:
http://www.thestreet.com/investor-relations/index.html?detailInclude=IROL-IRhome

About TheStreet.com, Inc.

TheStreet.com is a leading financial media company. It engages audiences on video and digital platforms through some of the Web’s best known sites: TheStreet.com, RealMoney.com, Stockpickr.com, BankingMyWay.com, MainStreet.com, Rate-Watch.com and Promotions.com. Through this network, the company produces and distributes content in all areas where life and money intersect to inform, engage and activate one of the most affluent, influential audiences on the Web today. For more information, please visit www.thestreet.com.

THESTREET.COM, INC.
CONSOLIDATED BALANCE SHEETS

	June 30, 2008	December 31, 2007
ASSETS
Current Assets:
Cash and cash equivalents	$80,445,570	$79,170,754
Accounts receivable, net of allowance for doubtful accounts of $362,936 at June 30, 2008 and $242,807 at December 31, 2007	12,418,910	11,133,957
Other receivables	1,227,468	1,227,144
Deferred taxes	5,800,000	5,800,000
Prepaid expenses and other current assets	2,573,372	1,652,608
Total current assets	102,465,320	98,984,463

Property and equipment, net of accumulated depreciation and amortization of $18,982,016 at June 30, 2008 and $17,493,847 at December 31, 2007	8,671,531	7,730,922
Long term investment	1,392,976	-
Other assets	222,927	328,117
Goodwill	40,001,665	40,245,413
Other intangibles, net	17,334,670	18,368,792
Deferred taxes	10,200,000	10,200,000
Restricted cash	618,660	576,951
Total assets	$180,907,749	$176,434,658

LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities:
Accounts payable	$2,265,764	$2,189,259
Accrued expenses	3,470,673	5,006,635
Deferred revenue	17,199,950	16,240,008
Other current liabilities	390,418	214,654
Current liabilities of discontinued operations	223,925	232,242
Total current liabilities	23,550,730	23,882,798
Other liabilities	91,813	90,105
Total liabilities	23,642,543	23,972,903

Stockholders' Equity:
Preferred stock; $0.01 par value; 10,000,000 shares authorized; 5,500 shares issued and 5,500 shares outstanding at June 30, 2008 and December 31, 2007; the aggregate liquidation preference totals $55,000,000 as of June 30, 2008 and $55,096,424 as of December 31, 2007	55	55
Common stock; $0.01 par value; 100,000,000 shares authorized; 36,262,546 shares issued and 30,482,949 shares outstanding at June 30, 2008, and 36,006,137 shares issued and 30,254,137 shares outstanding at December 31, 2007	362,625	360,061
Additional paid-in capital	271,131,031	270,752,308
Treasury stock at cost; 5,779,597 shares at June 30, 2008 and 5,752,000 shares at December 31, 2007	(9,359,200)	(9,033,471)
Accumulated deficit	(104,869,305)	(109,617,198)
Total stockholders' equity	157,265,206	152,461,755

Total liabilities and stockholders' equity	$180,907,749	$176,434,658

Note: The Company has pledged cash as a security deposit for operating leases. Accordingly, this cash is classified as restricted cash, and our cash is classified in several places on the above balance sheet.

	June 30, 2008	December 31, 2007
Cash and cash equivalents	$80,445,570	$79,170,754
Noncurrent restricted cash	618,660	576,951
Total cash and cash equivalents and noncurrent restricted cash	$81,064,230	$79,747,705

THESTREET.COM, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	2008	2007	2008	2007
Revenue:
Paid services	$10,289,939	$9,404,349	$21,049,408	$18,842,900
Marketing services	9,398,992	5,494,939	17,587,508	10,563,952
Total revenue	19,688,931	14,899,288	38,636,916	29,406,852

Operating expense:
Cost of services	8,366,156	5,645,418	16,022,283	11,271,507
Sales and marketing	3,630,394	3,055,464	7,393,989	6,385,204
General and administrative	4,078,822	2,765,133	8,434,367	5,473,154
Depreciation and amortization	1,584,780	435,935	2,848,384	815,142
Total operating expense	17,660,152	11,901,950	34,699,023	23,945,007
Operating income	2,028,779	2,997,338	3,937,893	5,461,845
Net interest income	400,243	625,042	1,086,437	1,225,699
Income from continuing operations before income taxes	2,429,022	3,622,380	5,024,330	6,687,544
Provision for Income taxes	125,693	72,454	271,621	133,729
Income from continuing operations	2,303,329	3,549,926	4,752,709	6,553,815
Discontinued operations:
(Loss) income on disposal of discontinued operations	(2,085)	262	(4,816)	(1,123)
Net income	2,301,244	3,550,188	4,747,893	6,552,692
Preferred stock cash dividends	96,424	-	192,848	-
Net income attributable to common stockholders	$2,204,820	$3,550,188	$4,555,045	$6,552,692

Basic net income (loss) per share:
Income from continuing operations	$0.07	$0.12	$0.16	$0.23
(Loss) income on disposal of discontinued operations	(0.00)	0.00	(0.00)	(0.00)
Preferred stock cash dividends	(0.00)	-	(0.01)	-
Net income attributable to common stockholders	$0.07	$0.12	$0.15	$0.23

Diluted net income (loss) per share:
Income from continuing operations	$0.07	$0.12	$0.14	$0.23
(Loss) income on disposal of discontinued operations	(0.00)	0.00	(0.00)	(0.00)
Preferred stock cash dividends	-	-	-	-
Net income attributable to common stockholders	$0.07	$0.12	$0.14	$0.23

Weighted average basic shares outstanding	30,452,497	28,422,332	30,422,738	28,184,671
Weighted average diluted shares outstanding	34,597,480	28,651,451	34,647,940	28,388,565

To supplement the Company's financial statements presented in accordance with generally accepted accounting principles ("GAAP"), TheStreet.com uses non-GAAP measures of certain components of financial performance, including "EBITDA", “Adjusted EBITDA” and "free cash flow". EBITDA is adjusted from results based on GAAP to exclude interest, taxes, depreciation and amortization. This non-GAAP measure is provided to enhance investors' overall understanding of the Company's current financial performance and its prospects for the future. Specifically, the Company believes that the non-GAAP EBITDA results are an important indicator of the operational strength of the Company’s business and provide an indication of the Company’s ability to service debt and fund capital expenditures. EBITDA eliminates the uneven effect of considerable amounts of noncash depreciation of tangible assets and amortization of certain intangible assets that were recognized in business combinations. Adjusted EBITDA further eliminates the impact of noncash stock compensation expense. A limitation of these measures, however, is that they do not reflect the periodic costs of certain capitalized tangible and intangible assets used in generating revenues in the Company’s businesses. Management evaluates the investments in such tangible and intangible assets through other financial measures, such as capital expenditure budgets and investment spending levels. These measures should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for, or superior to, GAAP results. The non-GAAP measure included in this press release has been reconciled to the nearest GAAP measure.

	For the Three Months Ended June 30,		For the Six Months Ended June 30,

	2008	2007	2008	2007
Adjusted EBITDA	$4,563,508	$3,945,422	$8,434,592	$7,427,312
Less stock compensation	(952,034)	(477,644)	(1,653,131)	(1,071,581)
EBITDA	3,611,474	3,467,778	6,781,461	6,355,731
Add net interest income	400,243	625,042	1,086,437	1,225,699
Less taxes	(125,693)	(106,697)	(271,621)	(213,596)
Less depreciation and amortization	(1,584,780)	(435,935)	(2,848,384)	(815,142)
Net income	$2,301,244	$3,550,188	$4,747,893	$6,552,692

“Free cash flow” means net income plus non-cash expenses less changes in working capital and capital expenditures. TheStreet.com believes that this non-GAAP financial measure is an important indicator of the Company's financial results because it gives investors a clear view of the Company's ability to generate cash. The presentation of this non-GAAP financial measure should be considered in addition to TheStreet.com's GAAP results and is not intended to be considered in isolation or as a substitute for the financial information prepared and presented in accordance with GAAP.

	For the Three Months Ended June 30,		For the Six Months Ended June 30,

	2008	2007	2008	2007
Free cash flow	$993,061	$2,311,329	$4,469,688	$5,097,341
Non-cash expenses	(2,641,428)	(907,300)	(4,687,242)	(1,916,170)
Changes in working capital	2,845,591	518,927	2,471,086	813,171
Capital expenditures	1,104,020	1,627,232	2,494,361	2,558,350
Net income	$2,301,244	$3,550,188	$4,747,893	$6,552,692

Statements contained in this news release not related to historical facts may be deemed forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties (described in the Company's SEC filings) that could cause actual results to differ.

Contact:

TheStreet.com, Inc.
Rebecca Updegraph, Investor Relations
Phone: 212-321-5008
Email: IR@TheStreet.com

Source: TheStreet.com, Inc.